Taxation - Schedule of Income Taxes and the Provision at the Statutory Rate (Details) - USD ($)	6 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Schedule of Income Taxes and the Provision at the Statutory Rate [Abstract]
Income before income tax expenses	$ 1,742,146	$ 7,522,920
Income tax expenses at the Singapore statutory rate	296,165	1,278,896
Impact of different tax rates in other jurisdictions	391,841	13,330
Effect of preferential tax rate	(12,754)	(12,912)
Total income tax expense	$ 675,252	$ 1,279,314